Note 8 - Federal Income Tax	3 Months Ended
Nov. 30, 2012
Notes
Note 8 - Federal Income Tax:

Note 8 - Federal income tax:

No provision was made for federal income tax, since the Company had a significant net operating loss. Net operating loss carryforwards may be used to reduce taxable income through the year 2030. The availability of the Company’s net operating loss carryforwards are subject to limitation if there is a 50% or more positive change in the ownership of the Company’s stock,  unless the same or similar business is carried on. The net operating loss carryforward for federal and state income tax purposes was approximately.  The Company has net operating losses carried forward of approximately $3,611,430 for tax purposes which will expire in 2028 through 2032 if not utilized.

No provision was made for federal income tax, since the Company had an operating loss and has accumulated net operating loss carryforwards.  .

The Company generated a deferred tax credit of $373,896 through net operating loss carryforward, an increase of $103,396 since the previous fiscal year end August 31, 2012

The Company recorded a 100% valuation allowance for the deferred tax asset since in the opinion of management it is more likely than not that some part or all of the deferred tax asset will not be realized.

Deferred Tax Asset	November 30, 2012
Net Operating Loss Carryforward	$ 3,611,430
Deferred Tax Asset	373,896
Valuation Allowance	(-373,896)
Deferred Tax Asset (Net)	$ -